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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Separate Portfolios (SPorts) Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2008

Fixed-Income Funds

■	ING SPorts Core Fixed Income Fund

■	ING SPorts Core Plus Fixed Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

Recent months have been a challenging time for investors. We have seen a variety of industries — including banking, retailing, real estate, manufacturing and others — announce disappointing earnings, which, further contributed to overall economic uncertainty and market volatility.

As a result, the confidence of the average investor has been tested. But we should not lose sight of the positives that have emerged: the Federal Reserve responded quickly and diligently to contain the credit crisis. Lawmakers enacted stimulus packages that some economists believe may help strengthen the economy in the second half of the year. And regulators have introduced reforms to improve the mortgage industry.

But, as often happens in these situations, anxiety can cloud sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to “time” buy-and-sell decisions often hinder achieving long-term investment goals. Based on Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the “best” 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the best 20 days of that ten-year cycle would have been even costlier — resulting in your original $10,000 investment being worth less than $8,000.(1) No one knows when those “best” days will occur, but history tells us that — when investing — staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun Mathews,

CEO

ING Funds

April 25, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Bloomberg calculation based on performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) between December 31, 1997 and December 31, 2007.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2008

In our semi-annual report we described how a deteriorating housing market had undermined the sub-prime mortgage loan sector, which was in increasing distress after years of lax lending standards in a low interest rate environment. The problem had been exacerbated by the business of repackaging and securitizing the loans, which were then sold on in their billions worldwide to financial institutions, funded by commercial paper, over the cost of which an effortless profit could apparently be made.

But as in banking anywhere, confidence is all. When it became obvious that these securities, many of them boasting A or higher credit ratings, were ultimately backed by mortgages with questionable repayment prospects, confidence evaporated. The asset backed commercial paper market seized up and then contracted sharply. Banks stopped lending to each other.

The Federal Reserve Board’s (the “Fed”) first response to the problem: four reductions in the discount rate amounting to 1.50%, and three in the federal funds rate amounting to 1.00%, had little effect. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. Credit conditions only eased somewhat after the Fed announced in December that in coordination with other central banks it would add targeted liquidity through the use of a “term auction facility” where 28-day loans would be auctioned, collateralized by broader forms of assets.

But the credit crisis had its roots in the real economy and on this front 2008 brought little respite. In housing the percentage of mortgages with late payments rose to multi-year record levels. Home prices and sales continued to fall. Payrolls fell for the first time in over four years and the March report showed a decline in private sector jobs of over 100,000. Gross domestic product (“GDP”) growth was reported at a wafer-thin 0.6% annualized. One measure of consumer confidence plumbed a sixteen-year low.

So despite core inflation stubbornly above 2%, there was no doubt about the required direction of policy. Congress agreed in February to spend $117 billion in tax rebates as part of a $168 billion plan to stimulate the economy. Capital requirements for the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were loosened in an effort to encourage them to expand their $1.5 trillion mortgage portfolios. In three tranches in January and March the Federal Open

Market Committee (“FOMC”) reduced the discount and Federal Funds rates by 2.25% and 2.00% respectively.

Back in the financial sector, write-downs of asset backed securities continued in their billions. In March the Fed agreed to lend overnight to primary dealers at the discount rate and to accept mortgage backed securities as collateral. This was after Bear Stearns, an investment bank near the eye of the storm since the credit crisis blew in, was forced, in a deal brokered by the Fed, to sell itself cheaply after rumors of liquidity problems caused its financing to dry up all together.

As our fiscal year ended, with the oil price firmly entrenched above $100 per barrel, mutually reinforcing financial dislocation and economic weakness were driving investors from risky assets faster than ever.

Given the above turmoil the pattern of returns to fixed income investors was not surprising and mostly reflected the flight to safety. Continuing a pronounced steepening of the U.S. Treasury yield curve, U.S. Treasury Bill yields plunged 255 basis points (2.55%) in the second half of our fiscal year (345 basis points (3.45%) for the entire fiscal year) to 1.27%, while 10-year U.S. Treasury Note yields fell by less, 104 basis points (1.04%) in the second half of our fiscal year (120 basis points (1.20%) for the entire fiscal year), as inflationary concerns persisted. The Lehman Brothers® Aggregate Bond Index(1) (“LBAB Index”) of investment grade bonds returned 5.23% in the second half of our fiscal year (7.67% for the entire fiscal year), but the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(2) fell 4.01% (3.47% for the entire fiscal year). In general, both for the second six months and for the whole fiscal year, government bonds significantly outperformed investment grade corporates.

In currencies the dollar was initially strong against the yen, but after the events of August, “carry trades” were unwound and by March the dollar was trading at 12-year lows. The euro cruised through the $1.50 level as the European Central Bank defiantly held interest rates firm despite the crisis. Only the pound was relatively flat as the United Kingdom’s economy ultimately faced challenges roughly similar to the United States. In the second six months of our fiscal year the dollar fell 9.7% and 13.6% against the euro and yen respectively (15.6% and 15.8% for the whole year, respectively), but rose 2.6% against the pound in the second six months, (fell 1.6% for the year).

Despite reaching a new high on October 9, U.S. equities, represented by the Standard & Poor’s 500®

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2008

Composite Stock Price (“S&P 500®”) Index(3) including dividends, returned -12.5% in the six months through March 2008, and -5.1% for the year. In addition to the conditions and events described above investors faced dividend cuts on some high-profile financials and two quarters of declining profits.

Internationally, based on local currency Morgan Stanley Capital International (“MSCI”) indices with net reinvested dividends the MSCI Japan® Index(4) sank 28.1% during the fiscal year as the one source of vibrant growth, exports, faced the twin threats of a slowing world economy and a sharply higher yen. The MSCI Europe ex UK® Index(5) dropped 13.8% as the euro soared and the European Central Bank showed no inclination to reduce interest rates with headline inflation at a multi-year high. In the UK, the MSCI UK® Index(6)  fell 7.1% for the year. The Bank of England cut rates only twice, by  1/4%, again restrained by inflation worries. The UK did less badly than the rest of Europe, because of its rather more resilient sector breakdown and high-flying materials companies.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)	The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.
(3)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)	The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or logo on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING SPorts Core Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by James B. Kauffmann and Richard Kilbride, Portfolio Managers of ING Investment Management Co. — the Adviser.

Performance: For the period from inception on June 8, 2007 to March 31, 2008, the Fund provided a total return of 8.90% compared to the Merrill Lynch 1-10 Year Corporate Bond Index(1) (“ML 1-10 Index”) which returned 4.46%, for the period from June 1, 2007 to March 31, 2008.

Portfolio Specifics: The outperformance during the period was almost entirely attributed to an underweight in credit exposure at a time when investment grade credit spreads widened dramatically. Complementing this sector allocation was positive performance attributed to good security selection.

As you may know, many aspects of the credit markets remained under pressure during the last year as a process of de-leveraging and risk aversion intensified. The investment grade market’s yield spreads widened, caused by the same repricing of risk.

Over the last six months, the Federal Reserve Board’s (the “Fed”) interest rate policy was in an easing mode as economic uncertainties and market illiquidity pressures remained enormous. While the markets appeared to be already priced for several reductions in the fed funds rate, rates actually fell further and faster than even these expectations. Ten-year Treasuries began the last six month period at 4.50%, touched 3.30% before ending March 2008 at 3.42%. While we initially viewed the interest rate environment as overbought, we did not see any benefit in trying to “fight the Fed” by taking an aggressive position on the direction of interest rates.

Credit spreads deteriorated for almost the entire reporting period. Our proprietary relative value analytics measured ten-year investment grade corporates as having widened from 150 basis points over Treasuries on September 30, 2007 to 300 basis points over by mid-March, before ending the period at 280 basis points over Treasuries. This change in spread was a significant driver of performance in the investment grade bond market.

Current Strategy and Outlook: As the period ended, the economic outlook appeared weak, credit remained under pressure and the portfolio remained underweight credit risk. Going forward, while the economy may struggle for some time, it is possible that the credit markets may recover before the economy does. Therefore, we expect the most important portfolio management decision in 2008 to be the timing of the decision to re-embrace market risk.

Top Ten Holdings

as of March 31, 2008

(as a percent of net assets)

Federal National Mortgage Association, 5.125%, due 04/15/11	15.9%
Federal National Mortgage Association, 3.625%, due 02/12/13	10.4%
Time Warner, Inc., 6.750%, due 04/15/11	4.4%
Colonial Pipeline Co., 7.750%, due 11/01/10	3.5%
United Technologies Corp., 6.100%, due 05/15/12	3.4%
International Business Machines Corp., 5.700%, due 09/14/17	3.4%
Verizon New England, Inc., 6.500%, due 09/15/11	3.3%
Target Corp., 5.875%, due 07/15/16	3.3%
WellPoint, Inc., 5.000%, due 01/15/11	3.2%
Genworth Financial, Inc., 5.650%, due 06/15/12	3.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

(1)	The ML 1-10 Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended March 31, 2008
	Since Inception June 8, 2007
ING SPorts Core Fixed Income Fund	8.90%
ML 1-10 Index(1)	4.46	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SPorts Core Fixed Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	The ML 1-10 Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.
(2)	Since inception performance of the index is shown from June 1, 2007.

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING SPorts Core Plus Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Adviser.

Performance: For the period from inception on June 8, 2007 to March 31, 2008, the Fund provided a total return of 6.65% compared to the Lehman Brothers Aggregate Bond Index(1) (“LBAB Index”) and the Merrill Lynch 1-10 Year Corporate Bond Index(2) (“ML 1-10 Index”) which returned 7.91% and 4.46%, respectively, for the period from June 1, 2007 to March 31, 2008.

Portfolio Specifics: Most of the fiscal year ending March 31, 2008 witnessed unprecedented stress in the fixed income markets as risk aversion remained high, liquidity low, and many major financial institutions faced dire circumstances. The credit crisis was initially centered on lax lending practices in the sub- and non-prime mortgage markets, but the problems quickly spread to levered buyers of other sectors.

The shuttering of a few banks, brokers, mortgage originators, and quite a few hedge funds forced a flood of unwanted securities into ever-weakening markets. Supposedly AAA-rated securities were hit the hardest. Central banks around the world stepped in with new and innovative techniques to bolster the flagging financial intermediaries and illiquid markets.

The Fund’s exposure to off-index residential mortgage backed securities (“RMBS”) was the chief source of underperformance, as that sector was hit by multiple waves of large liquidations. Failures of hedge funds and mortgage companies, and near-death experiences at a few banks flooded the bond market with paper. By August liquidity was nearly non-existent for all but U.S. Treasuries; thus pruning holdings was difficult. We did sell some RMBS in the brief liquidity respite of September/October 2007.

Corporate exposures, while generally less than an index weight on a contribution to duration basis, were also stressed; holdings in financials and floating rate instruments were particularly vulnerable. Duration and yield curve posture (term structure) were actively managed throughout the year and were in aggregate beneficial; the interest rates strategies team anticipated Federal Open Market Committee (“FOMC”) easings well in advance of market consensus in most cases.

Because investors showed little differentiation between the characteristics of individual securities, security selection did not add value. The use of credit default swaps helped to mitigate losses in some instances while providing unique relative value opportunities once traditional “cash” markets seized up in July.

Current Outlook and Strategy: Thirteen months after the sub-prime mortgage crisis began, we believe the highly levered “shadow banking system” is routed. In our opinion, credit destruction from collapsing collateral prices has led to capital destruction on lenders’ balance sheets, which has led to credit contraction. This credit contraction may have already resulted in a recession.

Remedies for the current crisis abound. Certainly the opening of the Federal Reserve Board (the “Fed”) discount window and other bold moves to provide short-term financing for banks and brokers, address the symptoms. While it is always good to reduce the fever of a patient, eventually the actual disease must be treated. In this case, we believe fresh capital must be raised by numerous financial institutions and some firms will simply fail. De-leveraging must also complete its painful purge while markets must move from discounting the improbable worst case to a more measured estimate of losses both in individual securities and at the level of entities that hold those securities.

Doom and gloom notwithstanding, portfolio managers must be forward looking, and timing is everything. Many securities are “priced for disaster, priced for liquidation” and we believe offer significant discounts to their intrinsic values. The credit team is focusing on new issues which come at steep discounts to the secondary market and may have identified municipal bonds that offer relative value following the auction rate preferred debacle.

The Fund’s duration posture is 0.25 years short with a bias for a steepening yield curve. We continue to hold some special situation high-yield bonds despite our negative outlook for the sector. We will wait for more generalized price weakness or more compelling relative value before entering emerging market debt in a large way. The decoupling of global economies may be more conjecture than reality and setbacks may be forthcoming.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(2)	The ML 1-10 Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.

Top Ten Holdings

as of March 31, 2008

(as a percent of net assets)

U.S. Treasury Note, 2.500%, due 03/31/13	13.6%
Federal National Mortgage Association, 5.500%, due 04/15/19	7.6%
Federal Home Loan Mortgage Corporation, 6.000%, due 04/01/34	6.9%
Federal Home Loan Mortgage Corporation, 6.500%, due 04/15/34	6.5%
U.S. Treasury Bond, 3.500%, due 02/15/18	5.6%
U.S. Treasury Note, 2.000%, due 02/28/10	4.5%
U.S. Treasury Bond, 5.000%, due 05/15/37	3.4%
Japan Government CPI Linked, 1.200%, due 12/10/17	2.3%
Federal National Mortgage Association, 6.000%, due 04/01/34	2.1%
JPMorgan Mortgage Trust, 5.404%, due 11/25/35	2.1%

Portfolio holdings are subject to change daily.

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended March 31, 2008
	Since Inception June 8, 2007
ING SPorts Core Plus Fixed Income Fund	6.65%
LBAB Index(1)	7.91	%(3)
ML 1-10 Index(2)	4.46	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SPorts Core Plus Fixed Income Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(2)	The ML 1-10 Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million per amount outstanding.
(3)	Since inception performance of the indices is shown from June 1, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Separate Portfolios Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING SPorts Core Fixed Income Fund, and ING SPorts Core Plus Fixed Income Fund, each a series of ING Separate Portfolios Trust, as of March 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the period from June 8, 2007 (commencement of operations) to March 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of March 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 29, 2008

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING SPorts Core Fixed Income Fund	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2008*
Actual Fund Return	$1,000.00	$1,044.00	0.00%	$—
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	0.00%	$—

ING SPorts Core Plus Fixed Income Fund
Actual Fund Return	$1,000.00	$1,027.10	0.00%	$—
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	0.00%	$—

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2008

	ING SPorts Core Fixed Income Fund	ING SPorts Core Plus Fixed Income Fund
ASSETS:
Investments in securities at value*	$4,572,125	$10,261,635
Cash	68,713	2,813,960
Cash collateral for futures	6,011	43,092
Receivables:
Investment securities sold	—	989,671
Dividends and interest	68,106	51,970
Variation margin	500	7,356
Unrealized appreciation on forward foreign currency contracts	—	2,115
Upfront payments made on swap agreements	—	2,087
Unrealized appreciation on swap agreements	—	45,293
Prepaid expenses	43,390	43,398

Total assets	4,758,845	14,260,577

LIABILITIES:
Payable for investment securities purchased	—	3,566,523
Payable for futures variation margin	—	6,090
Unrealized depreciation on forward foreign currency contracts	—	7,747
Upfront payments received on swap agreements	—	24,308
Unrealized depreciation on swap agreements	3,272	36,796
Income distribution payable	19,507	6,952
Payable to affiliates	34,082	33,839
Payable to custodian due to foreign currency overdraft**	—	9,279
Payable for trustee fees	155	538
Accrued offering expense	4,097	4,118
Other accrued expenses and liabilities	5,054	4,857

Total liabilities	66,167	3,701,047

NET ASSETS	$4,692,678	$10,559,530

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,500,041	$10,202,316
Distribution in excess of net investment income	—	(13,815)
Accumulated net realized gain on investments, foreign currency related transactions, futures, swaps and written options	90,641	661,917
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	101,996	(290,888)

NET ASSETS	$4,692,678	$10,559,530

* Cost of investments in securities	$4,473,352	$10,545,804
** Cost of foreign currency overdraft	$—	$9,282

Net assets	$4,692,678	$10,559,530
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	448,719	1,020,091
Net asset value and redemption price per share	$10.46	$10.35

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING SPorts Core Fixed Income Fund	ING SPorts Core Plus Fixed Income Fund
	June 8, 2007(1) to March 31, 2008	June 8, 2007(1) to March 31, 2008
INVESTMENT INCOME:
Dividends	$—	$667
Interest, net of foreign taxes withheld*	180,526	333,995

Total investment income	180,526	334,662

EXPENSES:
Transfer agent fees	113	247
Shareholder reporting expense	3,659	4,905
Registration fees	2,327	2,194
Professional fees	7,453	10,764
Custody and accounting expense	4,925	6,925
Trustee fees	204	659
Offering and organizational costs	110,967	110,967
Excise tax expense	2,857	8,971
Miscellaneous expense	1,063	726

Total expenses	133,568	146,358
Net waived and reimbursed fees	(133,568)	(146,358)

Net investment income	180,526	334,662

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	89,357	565,032
Foreign currency related transactions	—	(29,484)
Futures, swaps and written options	1,284	93,548

Net realized gain on investments, foreign currency related transactions, futures, swaps and written options	90,641	629,096

Net change in unrealized appreciation or depreciation on:
Investments	98,773	(284,169)
Foreign currency related transactions	—	(5,602)
Futures and swaps	3,223	(1,117)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	101,996	(290,888)

Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps and written options	192,637	338,208

Increase in net assets resulting from operations	$373,163	$672,870

* Foreign taxes withheld	$—	$89
(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SPorts Core Fixed Income Fund	ING SPorts Core Plus Fixed Income Fund
	June 8, 2007(1) to March 31, 2008	June 8, 2007(1) to March 31, 2008
FROM OPERATIONS:
Net investment income	$180,526	$334,662
Net realized gain on investments, foreign currency related transactions, futures, swaps and written options	90,641	629,096
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	101,996	(290,888)

Increase in net assets resulting from operations	373,163	672,870

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(180,526)	(315,656)

Total distributions	(180,526)	(315,656)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,408,566	10,202,316
Cost of shares redeemed	(1,008,525)	—

Net increase in net assets resulting from capital share transactions	4,400,041	10,202,316

Net increase in net assets	4,592,678	10,559,530

NET ASSETS:
Beginning of period	100,000	—

End of period	$4,692,678	$10,559,530

Distribution in excess of net investment income at end of period	$—	$(13,815)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

June 8, 2007(1) to March 31, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.42
Net realized and unrealized gain on investments, futures and swaps	$0.46
Total from investment operations	$0.88
Less distributions from:
Net investment income	$0.42
Total distributions	$0.42
Net asset value, end of period	$10.46
Total Return(2)%	8.90
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,693
Ratios to average net assets:
Gross expenses prior to expense waiver(4)%	3.73
Net expenses after expense waiver(3)(4)%	0.00
Net investment income after expense waiver(3)(4)%	5.04
Portfolio turnover rate %	97

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Funds indefinitely, except certain extraordinary expenses.
(4)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

June 8, 2007(1) to March 31, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.33
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps and options	$0.33
Total from investment operations	$0.66
Less distributions from:
Net investment income	$0.31
Total distributions	$0.31
Net asset value, end of period	$10.35
Total Return(2)%	6.65
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,560
Ratios to average net assets:
Gross expenses prior to expense waiver(4)%	1.74
Net expenses after expense waiver(3)(4)%	0.00
Net investment income after expense waiver(3)(4)%	3.97
Portfolio turnover rate %	791
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Funds indefinitely, except certain extraordinary expenses.
(4)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Trust Instrument dated March 2, 2007. It consists of two separately managed series: ING SPorts Core Fixed Income Fund (“SPorts Core Fixed Income”) and ING SPorts Core Plus Fixed Income Fund (“SPorts Core Plus Fixed Income”) (each, a “Fund” and collectively, the “Funds”).

Shareholders generally bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. However, the Funds do not charge any fees or expenses. ING Investment Management Co. (“ING IM” or the “Investment Adviser”) does not charge any fees to the Funds under its investment management agreement. The Investment Adviser is absorbing all expenses of operating the Funds, except certain extraordinary expenses. However, the Funds are an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Shares of each Fund are purchased at net asset value without a sales charge or other fee and may be purchased only at the direction of the Program Sponsor for a wrap account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in

U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by marketmakers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.

Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of each Fund are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

I.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J.

Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Illiquid and Restricted Securities. The Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

M.	Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.	Options Contracts. The Funds may purchase put and call options and may write (sell) put options and covered call options. Option contracts are valued daily. The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

O.

Swap Contracts. The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

P.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended March 31, 2008, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$3,768,834	$710,345
SPorts Core Plus Fixed Income	5,100,014	635,489

U.S. Government Securities not included above were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$4,849,885	$3,533,340
SPorts Core Plus Fixed Income	91,566,962	86,056,318

NOTE 4 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for SPorts Core Plus Fixed Income for the period ended March 31, 2008 was as follows:

	Number of Contracts	Premium
Balance at Inception	—	$—
Options Written	14	2,765
Options Terminated in Closing Purchase Transactions	(14)	(2,765)

Balance at 03/31/08	—	$—

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING IM, a Connecticut corporation, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds. There are no advisory or other fees payable to the Investment Adviser under the Management Agreement.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The administrator does not receive any fees for its administrative services.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Funds. The Distributor, IFS and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Accrued Reimbursement
SPorts Core Fixed Income	$34,082
SPorts Core Plus Fixed Income	33,839

At March 31, 2008, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company	—	SPorts Core Fixed Income (91.30%); SPorts Core Plus Fixed Income (98.03%).

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between ING IM and the Trust, on behalf of each Fund, ING IM has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse all ordinary operating expenses of the Funds, which include the Funds’ share of any fees and expenses of any underlying funds whose shares are held by the Funds from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

not incurred in the ordinary course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING IM or the registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

June 8, 2007(1) to March 31, 2008
SPorts Core Fixed Income (Number of Shares)
Shares sold	539,835
Shares redeemed	(101,116)

Net increase in shares outstanding	438,719

SPorts Core Fixed Income ($)
Shares sold	$5,408,566
Shares redeemed	(1,008,525)

Net increase	$4,400,041

June 8, 2007(1) to March 31, 2008
SPorts Core Plus Fixed Income (Number of Shares)
Shares sold	1,020,091

Net increase in shares outstanding	1,020,091

SPorts Core Plus Fixed Income ($)
Shares sold	$10,202,316

Net increase	$10,202,316

(1)	Commencement of operations.

NOTE 9 — CREDIT RISK AND DEFAULTED SECURITIES

Although SPorts Core Plus Fixed Income has a diversified portfolio, it may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2008, the Fund did not hold any defaulted securities.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities (Both Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (SPorts Core Plus Fixed Income). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

Credit Risk (Both Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

High-Yield, Lower-Grade Debt Securities Risk (SPorts Core Plus Fixed Income). High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2008:

	Undistributed Net Investment Income	Accumulated Net Realized Gains /(Losses)
SPorts Core Plus Fixed Income	$(32,821)	$32,821

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2008 Ordinary Income
SPorts Core Fixed Income	$180,526
SPorts Core Plus Fixed Income	315,656

The tax-basis components of distributable earnings as of March 31, 2008 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post- October Currency Losses Deferred
SPorts Core Fixed Income	$111,693	$4,667	$95,784	$—
SPorts Core Plus Fixed Income	634,336	67,396	(305,634)	(31,932)

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

NOTE 12 — SECURITIES LENDING

Under an agreement with Bank of New York Mellon Corporation (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2008, the Funds did not have any securities on loan.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS (continued)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2008, the Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
SPorts Core Fixed Income	$0.0419	May 1, 2008	Daily
SPorts Core Plus Fixed Income	$0.0116	May 1, 2008	Daily

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of March 31, 2008, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting SFAS No. 157.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under Statement 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING IM, the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING IM and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING IM has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING IM reported that management of U.S. affiliates of ING Groep N.V.,

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

including ING IM (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING IM has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING IM further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING IM has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING IM reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING IM advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING IM reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING IM reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount			Value
CORPORATE BONDS/NOTES: 65.1%
Aerospace/Defense: 4.7%
$50,000		McDonnell Douglas Corp., 9.750%, due 04/01/12	$60,404
150,000	C	United Technologies Corp., 6.100%, due 05/15/12	161,692

			222,096

Beverages: 2.3%
100,000	C	PepsiAmericas, Inc., 5.625%, due 05/31/11	105,848

			105,848

Chemicals: 1.1%
50,000	C	EI Du Pont de Nemours & Co., 4.875%, due 04/30/14	50,735

			50,735

Computers: 3.4%
150,000	C	International Business Machines Corp., 5.700%, due 09/14/17	157,421

			157,421

Diversified Financial Services: 8.8%
100,000	@@, #, C	ABX Financing Co., 5.750%, due 10/15/16	100,684
50,000		Bear Stearns Cos., Inc., 5.350%, due 02/01/12	48,126
50,000		Caterpillar Financial Services Corp., 5.850%, due 09/01/17	51,840
50,000		Citigroup, Inc., 5.250%, due 02/27/12	49,921
60,000		General Electric Capital Corp., 3.964%, due 01/20/10	59,614
50,000		Goldman Sachs Group, Inc., 6.600%, due 01/15/12	52,910
50,000		JPMorgan Chase & Co., 5.750%, due 01/02/13	52,288

			415,383

Electric: 3.3%
50,000	C	Consolidated Edison Co. of New York, Inc., 5.500%, due 09/15/16	51,513
102,000	C	Public Service Co. of Oklahoma, 6.150%, due 08/01/16	102,616

			154,129

Food: 4.5%
100,000	C	Kroger Co., 6.750%, due 04/15/12	107,166
100,000	C	Safeway, Inc., 6.350%, due 08/15/17	105,886

			213,052

Healthcare - Services: 3.2%
150,000	C	WellPoint, Inc., 5.000%, due 01/15/11	151,494

			151,494

Principal Amount			Value
Household Products/Wares: 2.2%
$100,000	C	Clorox Co., 5.450%, due 10/15/12	$103,049

			103,049

Insurance: 3.2%
150,000	C	Genworth Financial, Inc., 5.650%, due 06/15/12	150,565

			150,565

Machinery - Diversified: 1.2%
50,000		Deere & Co., 6.950%, due 04/25/14	55,535

			55,535

Media: 7.6%
150,000	C	Comcast Corp., 5.900%, due 03/15/16	149,010
200,000	C	Time Warner, Inc., 6.750%, due 04/15/11	205,808

			354,818

Oil & Gas: 1.8%
85,000	C	XTO Energy, Inc., 4.900%, due 02/01/14	85,028

			85,028

Pipelines: 5.8%
150,000	#, C	Colonial Pipeline Co., 7.750%, due 11/01/10	166,160
100,000		Consolidated Natural Gas Co., 6.000%, due 10/15/10	105,262

			271,422

Retail: 4.4%
150,000	C	Target Corp., 5.875%, due 07/15/16	155,716
50,000		Wal-Mart Stores, Inc., 4.550%, due 05/01/13	51,393

			207,109

Telecommunications: 7.6%
50,000	C	AT&T, Inc., 5.300%, due 11/15/10	51,911
150,000	C	BellSouth Corp., 5.200%, due 09/15/14	149,955
150,000	C	Verizon New England, Inc., 6.500%, due 09/15/11	156,836

			358,702

		Total Corporate Bonds/Notes (Cost $2,987,333)	3,056,386

U.S. GOVERNMENT AGENCY OBLIGATIONS: 26.3%
Federal National Mortgage Association: 26.3%
480,000		3.625%, due 02/12/13	488,833
700,000		5.125%, due 04/15/11	747,160

			1,235,993

		Total U.S. Government Agency Obligations (Cost $1,182,440)	1,235,993

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 5.0%
U.S. Treasury Bonds: 2.8%
$120,000	S	4.750%, due 08/15/17	$132,806

			132,806

U.S. Treasury Notes: 2.2%
100,000	S	2.125%, due 01/31/10	100,883

			100,883

		Total U.S. Treasury Obligations (Cost $228,583)	233,689

ASSET-BACKED SECURITIES: 1.0%
Home Equity Asset-Backed Securities: 1.0%
75,000	C, S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37		46,057

		Total Asset-Backed Securities (Cost $74,996)		46,057

		Total Investments in Securities (Cost $4,473,352)*	97.4%	$4,572,125
		Other Assets and Liabilities - Net	2.6	120,553

		Net Assets	100.0%	$4,692,678

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$131,732
Gross Unrealized Depreciation	(32,959)

Net Unrealized Appreciation	$98,773

ING SPorts Core Fixed Income Fund Open Futures Contracts on March 31, 2008:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation
Long Contracts
U.S. Treasury 10-Year Note	2	237,906	06/19/08	$6,495

				$6,495

ING SPorts Core Fixed Income Fund Interest Rate Swap Agreements outstanding on March 31, 2008:

	Termination Date		Notional Principal Amount	Unrealized Depreciation
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.270% Counterparty: Citibank N.A., New York	01/23/18	USD	171,000	$(3,272)

				$(3,272)

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount			Value
CORPORATE BONDS/NOTES: 13.7%
Aerospace/Defense: 0.2%
$17,000	C, S	United Technologies Corp., 5.375%, due 12/15/17	$17,473

			17,473

Banks: 4.8%
41,000	C, S	BAC Capital Trust XIV, 5.630%, due 12/31/49	30,004
25,000	S	Bank of America Corp., 5.750%, due 12/01/17	25,919
18,000	C, S	Bank of America Corp., 8.000%, due 01/30/18	18,052
10,000	@@, C, S	Barclays Bank PLC, 4.000%, due 12/31/49	6,450
30,000	@@, #, S	Barclays Bank PLC, 6.050%, due 12/04/17	29,314
15,000	@@, C, S	Barclays O/S Inv, 5.063%, due 04/11/49	9,075
30,000	@@, C, S	Den Norske Bank ASA, 3.375%, due 11/29/49	22,050
14,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	14,306
10,000	@@, C, S	Hongkong & Shanghai Banking Corp., Ltd., 3.500%, due 07/29/49	6,600
70,000	@@, C, S	HSBC Bank PLC, 4.913%, due 06/29/49	43,400
10,000	@@, C, S	Lloyds TSB Bank PLC, 3.250%, due 11/29/49	6,550
50,000	@@, C, S	Lloyds TSB Bank PLC, 5.125%, due 06/21/49	31,750
64,000	C, S	National City Preferred Capital Trust I, 12.000%, due 12/29/49	64,000
60,000	@@, C, S	Royal Bank of Scotland Group PLC, 4.938%, due 12/29/49	38,700
60,000	@@, C, S	Standard Chartered PLC, 5.088%, due 12/29/49	36,300
20,000	@@, C, S	Standard Chartered PLC, 5.125%, due 11/29/49	11,800
13,000	C, S	State Street Capital Trust III, 8.250%, due 12/29/49	13,103
9,000	C, S	SunTrust Preferred Capital I, 5.853%, due 12/31/49	6,675
10,000	C, S	USB Capital IX, 6.189%, due 03/29/49	7,430
13,000	S	Wachovia Bank NA, 6.600%, due 01/15/38	12,082
19,000	C, S	Wachovia Capital Trust III, 5.800%, due 12/31/49	13,546
25,000	S	Wells Fargo & Co., 4.375%, due 01/31/13	24,899
34,000	S	Wells Fargo & Co., 5.625%, due 12/11/17	34,842

			506,847

Beverages: 0.2%
9,000	C, S	Anheuser-Busch Cos., Inc., 5.500%, due 01/15/18	9,319

Principal Amount			Value
$13,000	S	PepsiCo, Inc., 4.650%, due 02/15/13	$13,470

			22,789

Chemicals: 0.3%
14,000	C, S	PPG Industries, Inc., 7.700%, due 03/15/38	15,212
17,000	S	Union Carbide Corp., 7.750%, due 10/01/96	15,617

			30,829

Diversified Financial Services: 2.5%
16,000	S	American Express Co., 7.000%, due 03/19/18	16,827
11,000	S	American Express Co., 8.150%, due 03/19/38	12,227
17,000	S	Caterpillar Financial Services Corp., 4.850%, due 12/07/12	17,405
12,000	S	Caterpillar Financial Services Corp., 5.450%, due 04/15/18	12,231
19,000	S	Citigroup, Inc., 6.125%, due 11/21/17	19,006
25,000	C, S	Citigroup, Inc., 8.300%, due 12/21/57	24,701
18,000	S	Countrywide Financial Corp., 5.800%, due 06/07/12	16,322
22,000	S	General Electric Capital Corp., 5.875%, due 01/14/38	21,278
23,000	C, S	Goldman Sachs Group, Inc., 5.793%, due 12/31/49	15,333
23,000	S	John Deere Capital Corp., 4.950%, due 12/17/12	23,850
29,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18	30,298
54,719	#, C, S	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	50,342

			259,820

Electric: 0.1%
12,000	C, S	Nevada Power Co., 6.750%, due 07/01/37	11,568

			11,568

Food: 0.3%
20,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	20,024
12,000	S	Kraft Foods, Inc., 6.875%, due 02/01/38	11,846

			31,870

Gas: 0.4%
56,000	C, S	Southern Union Co., 7.200%, due 11/01/66	47,320

			47,320

Healthcare - Products: 0.2%
19,000	C, S	Baxter International, Inc., 6.250%, due 12/01/37	19,506

			19,506

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
Healthcare - Services: 0.2%
$19,000	C, S	UnitedHealth Group, Inc., 6.875%, due 02/15/38	$18,209

			18,209

Home Builders: 0.1%
19,000	C, S	Beazer Homes USA, Inc., 8.125%, due 06/15/16	14,108

			14,108

Insurance: 1.0%
24,000	S	American International Group, Inc., 5.850%, due 01/16/18	23,595
1,000	#, C	MBIA Insurance Corp., 14.000%, due 01/15/33	981
18,000	#, C, S	Metlife Capital Trust IV, 7.875%, due 12/15/37	16,412
34,000	C, S	Progressive Corp., 6.700%, due 06/15/37	30,331
12,000	S	Prudential Financial, Inc., 6.000%, due 12/01/17	12,117
13,000	S	Prudential Financial, Inc., 6.625%, due 12/01/37	12,882
7,000	@@, C, S	XL Capital, Ltd., 6.500%, due 12/15/49	5,255

			101,573

Media: 0.2%
11,000	C, S	Dex Media West, LLC, 9.875%, due 08/15/13	9,598
12,000	#, C, S	News America, Inc., 6.650%, due 11/15/37	12,141

			21,739

Miscellaneous Manufacturing: 0.5%
26,000	S	General Electric Co., 5.250%, due 12/06/17	26,013
29,000	C, S	Honeywell International, Inc., 5.300%, due 03/01/18	29,775

			55,788

Oil & Gas: 0.4%
22,000	@@, C, S	Transocean, Inc., 6.000%, due 03/15/18	22,672
20,000	@@, C, S	Transocean, Inc., 6.800%, due 03/15/38	20,497

			43,169

Pipelines: 0.5%
17,000	#, C, S	NGPL PipeCo, LLC, 7.119%, due 12/15/17	17,616
14,000	#, C, S	NGPL PipeCo, LLC, 7.768%, due 12/15/37	14,428
13,000	C, S	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	12,765
7,000	@@, C, S	Trans - Canada Pipelines, 6.200%, due 10/15/37	6,772

			51,581

Retail: 0.9%
10,000	C, S	Darden Restaurants, Inc., 5.625%, due 10/15/12	9,952

Principal Amount			Value
$5,000	C, S	Darden Restaurants, Inc., 6.200%, due 10/15/17	$4,875
30,000	C, S	McDonald’s Corp., 5.350%, due 03/01/18	30,425
7,000	C, S	McDonald’s Corp., 5.800%, due 10/15/17	7,363
23,000	C, S	McDonald’s Corp., 6.300%, due 03/01/38	23,611
9,000	C, S	Nordstrom, Inc., 6.250%, due 01/15/18	8,975
7,000	C, S	Nordstrom, Inc., 7.000%, due 01/15/38	6,950
3,000	S	Wal-Mart Stores, Inc., 6.500%, due 08/15/37	3,161

			95,312

Telecommunications: 0.5%
13,000	C, S	AT&T, Inc., 5.500%, due 02/01/18	12,753
1,000	C	Embarq Corp., 7.995%, due 06/01/36	916
29,000	C, S	Sprint Capital Corp., 6.875%, due 11/15/28	21,656
18,000	C, S	Verizon Communications, Inc., 5.500%, due 02/15/18	17,564
3,000	C, S	Verizon Communications, Inc., 6.400%, due 02/15/38	2,930

			55,819

Transportation: 0.2%
9,000	C, S	CSX Corp., 6.250%, due 04/01/15	9,139
17,000	C, S	CSX Corp., 7.450%, due 04/01/38	17,508

			26,647

Water: 0.2%
11,000	#, C, S	American Water Capital Corp., 6.085%, due 10/15/17	11,468
5,000	#, C, S	American Water Capital Corp., 6.593%, due 10/15/37	5,025

			16,493

		Total Corporate Bonds/Notes (Cost $1,528,583)	1,448,460

U.S. GOVERNMENT AGENCY OBLIGATIONS: 31.0%
Federal Home Loan Mortgage Corporation: 17.6%
79,000	C, S	3.168%, due 05/15/33	78,698
37,000	C, S	5.000%, due 12/11/12	37,200
107,000	C, S	5.000%, due 06/15/32	105,432
85,000	C, S	5.250%, due 03/15/12	86,009
140,000	W	5.500%, due 04/01/33	141,378
708,000	W	6.000%, due 04/01/34	726,032
662,000	W	6.500%, due 04/15/34	686,722

			1,861,471

Federal National Mortgage Association: 13.4%
1,214		2.949%, due 08/25/33	1,170
38,000	S	3.250%, due 04/09/13	37,997
144,663	S	5.000%, due 03/01/37	141,109
39,000		5.000%, due 04/01/37	38,604
787,000	W	5.500%, due 04/15/19	803,355
41,000		5.500%, due 04/01/38	40,885
106,000	W	5.500%, due 04/01/38	109,548

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
Federal National Mortgage Association: (continued)
$214,000		6.000%, due 04/01/34	$219,250
24,521	S	6.000%, due 01/01/38	25,144

			1,417,062

		Total U.S. Government Agency Obligations (Cost $3,240,847)	3,278,533

U.S. TREASURY OBLIGATIONS: 28.6%
U.S. Treasury Bonds: 9.0%
587,000	S	3.500%, due 02/15/18	590,577
324,000	S	5.000%, due 05/15/37	362,551

			953,128

U.S. Treasury Notes: 19.1%
467,000	S	2.000%, due 02/28/10	470,393
1,431,000	S	2.500%, due 03/31/13	1,433,572
101,000	S	4.500%, due 05/15/10	107,202

			2,011,167

Treasury Inflation Indexed Protected Securities: 0.5%
52,393	S	1.750%, due 01/15/28	51,955

			51,955

		Total U.S. Treasury Obligations (Cost $2,984,791)	3,016,250

ASSET-BACKED SECURITIES: 1.1%
Home Equity Asset-Backed Securities: 1.1%
184,000	C, S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	112,994

		Total Asset-Backed Securities (Cost $183,991)	112,994

COLLATERALIZED MORTGAGE OBLIGATIONS: 19.3%
84,738	C, S	American Home Mortgage Assets, 5.246%, due 11/25/46	67,557
100,000	C, S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	96,547
12,595	C, S	Banc of America Funding Corp., 7.000%, due 10/25/37	11,674
150,000	C, S	Bank of America-First Union NB Commercial Mortgage, 5.464%, due 04/11/37	149,798
100,000	C, S	Commercial Mortgage Pass-Through Certificates, 4.221%, due 03/10/39	97,701
217,972	C, S	GMAC Mortgage Corp. Loan Trust, 5.461%, due 11/19/35	197,075
100,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	97,196
50,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, due 05/15/47	48,985
241,126	C, S	JPMorgan Mortgage Trust, 5.404%, due 11/25/35	217,486
100,000	C, S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	99,417

Principal Amount			Value
$25,000	C, S	Morgan Stanley Capital I, 5.007%, due 01/14/42	$24,478
183,716	C, S	Thornburg Mortgage Securities Trust, 2.819%, due 06/25/47	166,006
94,701	C, S	Thornburg Mortgage Securities Trust, 2.819%, due 06/25/47	87,763
178,265	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.096%, due 05/25/47	118,863
23,341	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.136%, due 07/25/47	12,658
211,469	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.316%, due 06/25/46	161,109
101,557	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.819%, due 06/25/37	91,245
99,333	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.824%, due 05/25/37	100,632
15,477	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.889%, due 08/25/34	14,116
92,238	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.000%, due 03/25/21	89,794
31,707	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.111%, due 03/25/36	28,233
62,437	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.773%, due 04/25/36	56,485

		Total Collateralized Mortgage Obligations (Cost $2,240,291)	2,034,818

MUNICIPAL BONDS: 0.8%
Louisiana: 0.2%
23,000	C, S	State of Louisiana, 5.000%, due 10/15/17	24,782

			24,782

Michigan: 0.4%
40,000	S	Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	38,484

			38,484

Washington: 0.2%
25,000	C, S	State of Washington, 5.000%, due 01/01/33	24,963

			24,963

		Total Municipal Bonds (Cost $87,907)	88,229

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount				Value
	OTHER BONDS: 2.3%
	Foreign Government Bonds: 2.3%
JPY	24,225,600	S	Japan Government CPI Linked, 1.200%, due 12/10/17	$242,805

			Total Other Bonds (Cost $232,194)	242,805

Shares				Value
PREFERRED STOCK: 0.4%
Diversified Financial Services: 0.2%
26	#, P	Zurich RegCaPS Funding Trust		23,823

				23,823

Sovereign: 0.2%
900	P	Federal National Mortgage Association		15,723

				15,723

		Total Preferred Stock (Cost $47,200)		39,546

		Total Investments in Securities (Cost $10,545,804)*	97.2%	$10,261,635
		Other Assets and Liabilities - Net	2.8	297,895

		Net Assets	100.0%	$10,559,530

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
JPY	Japanese Yen
*	Cost for federal income tax purposes is $10,549,042

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$101,016
Gross Unrealized Depreciation	(388,423)

Net Unrealized Depreciation	$(287,407)

At March 31, 2008 the following forward currency contracts were outstanding for the ING SPorts Core Plus Fixed Income Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
			USD
Australia Dollars
AUD 123,000	Sell	4/30/08	112,887	111,996	$891
Brazil Real
BRL 40,000	Sell	4/30/08	22,857	22,663	194
EURO
EUR 184,000	Sell	4/30/08	286,808	290,193	(3,385)
Japanese Yen
JPY 14,006,000	Sell	4/16/08	136,292	140,654	(4,362)
Japanese Yen
JPY 10,333,000	Sell	4/30/08	104,892	103,862	1,030

					$(5,632)

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

ING SPorts Core Plus Fixed Income Fund Open Futures Contracts on March 31, 2008:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	11	2,690,600	12/15/08	$(3,109)
90-Day Sterling	4	944,291	12/17/08	683
90-Day Sterling	5	1,183,217	03/18/09	(19)
Canada 10-Year Bond	2	233,387	06/19/08	8,648
Euro-Schatz	15	2,474,819	06/06/08	(17,183)
Long Gilt	1	220,890	06/26/08	5,308

				$(5,672)

Short Contracts
90-Day Eurodollar	11	(2,671,488)	12/14/09	$3,848
90-Day Sterling	4	(946,276)	12/16/09	(3,323)
90-Day Sterling	5	(1,181,977)	03/17/10	(2,752)
Euro-Bund	1	(183,104)	06/06/08	1,613
Japanese Government Bonds 10-Year Mini	1	(140,911)	06/10/08	(1,200)
U.S. Treasury Long Bond	1	(118,797)	06/19/08	(2,128)

				$(3,942)

ING SPorts Core Plus Fixed Income Fund Credit Default Swap Agreements Outstanding on March 31, 2008:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC, London	Agrium Inc. 8.250%, 02/15/11	Buy	(0.640)%	03/20/13	USD	26,000	$32
Citibank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(1.000)%	03/20/13	USD	7,000	43
Barclays Bank PLC, London	Bank of America Corp. 6.250%, 04/15/12	Sell	0.900%	03/20/13	USD	29,000	(58)
Citibank N.A., New York	Belo Corp. 7.750%, 06/01/27	Buy	(2.200)%	03/20/13	USD	34,000	1,136
Citibank N.A., New York	CDX.EM.8 Index	Buy	(1.750)%	12/20/12	USD	21,000	129
UBS AG	CDX.EM.8 Index	Buy	(1.750)%	12/20/12	USD	36,000	772
UBS AG	CDX.EM.8 Index	Buy	(1.750)%	12/20/12	USD	33,000	428
Citibank N.A., New York	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.740%	12/20/12	USD	35,000	(559)
Citibank N.A., New York	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.780%	12/20/12	USD	45,000	(797)
UBS AG	CDX.NA.IG.HVOL.9 Index	Sell	1.400%	12/20/12	USD	88,000	(3,518)
JPMorgan Chase Bank N.A., New York	Citizens Communications Co. 6.250%, 01/15/13	Buy	(3.800)%	03/20/13	USD	39,000	1,249
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(7.050)%	06/20/13	USD	8,000	263
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.700)%	03/20/13	USD	9,000	390
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.850)%	03/20/13	USD	14,000	531
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.900)%	03/20/13	USD	10,000	362
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.900)%	03/20/13	USD	11,000	398
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.800)%	03/20/13	USD	5,000	199
Barclays Bank PLC, London	Clear Channel Communications 5.750%, 01/15/13	Buy	(8.400)%	03/20/13	USD	20,000	(347)
Citibank N.A., New York	CMBX-NA-AAA 4 Index	Sell	0.350%	02/17/51	USD	41,000	1,860
Citibank N.A., New York	CMBX-NA-AAA 4 Index	Sell	0.350%	02/17/51	USD	17,000	(365)
Citibank N.A., New York	CMBX-NA-AAA 4 Index	Sell	0.350%	02/17/51	USD	15,000	(151)

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	CMBX-NA-AAA 4 Index	Sell	0.350%	02/17/51	USD	20,000	$1,396
Barclays Bank PLC, London	Con-way Inc. 8.875%, 05/01/10	Buy	(2.000)%	03/20/13	USD	23,000	(471)
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)%	12/20/12	USD	5,000	234
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.310)%	12/20/17	USD	5,000	161
Citibank N.A., New York	Fannie Mae 5.500%, 06/09/33	Buy	(0.560)%	03/20/13	USD	23,000	(69)
Citibank N.A., New York	Fannie Mae 5.500%, 06/09/33	Buy	(0.820)%	03/20/13	USD	43,000	(643)
Citibank N.A., New York	Fannie Mae 5.500%, 06/09/33	Buy	(0.840)%	03/20/18	USD	43,000	(643)
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.400%	01/20/13	USD	13,000	(179)
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.420)%	03/20/13	USD	33,000	493
Citibank N.A., New York	General Electric Capital Corp. 6.000%, 06/15/12	Sell	1.170%	03/20/13	USD	83,000	(555)
UBS AG	Harrah’s Operating Co. Inc. 5.625%, 06/01/15	Buy	(7.450)%	03/20/13	USD	9,000	1,058
Citibank N.A., New York	Hilton Hotels Corp. 7.625%, 12/01/12	Buy	(7.600)%	03/20/13	USD	10,000	726
Barclays Bank PLC, London	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.850)%	03/20/13	USD	6,000	401
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.010)%	03/20/13	USD	52,000	5,112
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.375)%	03/20/13	USD	15,000	1,269
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	12,000	1,577
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.100)%	03/20/13	USD	25,000	1,063
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(5.250)%	03/20/13	USD	11,000	560
Barclays Bank PLC, London	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.620)%	03/20/18	USD	26,000	311
Citibank N.A., New York	Potash Corp. Of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)%	03/20/13	USD	10,000	30
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)%	03/20/13	USD	21,000	63
JPMorgan Chase Bank N.A., New York	Sprint Nextel Corp. 6.000%, 12/01/16	Sell	3.820%	03/20/13	USD	19,000	(1,507)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	9,000	(1,310)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	14,000	(1,951)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	10,000	(1,342)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	10,000	(1,344)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	5,000	(623)
Citibank N.A., New York	Verizon Communications Inc. 4.900%, 09/15/15	Buy	(1.150)%	03/20/13	USD	5,000	(18)
Citibank N.A., New York	Wachovia Corp. 3.625%, 02/17/09	Sell	1.170%	03/20/13	USD	34,000	(1,582)
Citibank N.A., New York	Wachovia Corp. 3.625%, 02/17/09	Sell	2.950%	03/20/13	USD	20,000	1,023

							$5,237

See Accompanying Notes to Financial Statements

ING SPORTS CORE PLUS FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

ING SPorts Core Plus Fixed Income Fund Interest Rate Swap Agreements Outstanding on March 31, 2008:

	Termination Date		Notional Principal Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.04221% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	12/13/09	USD	559,000	$21,291
Receive a fixed rate equal to 4.67000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Citibank N.A., New York	08/05/10	GBP	144,000	(855)
Receive a fixed rate equal to 4.92000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Citibank N.A., New York	08/23/10	GBP	144,000	489
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.80031% Counterparty: Citibank N.A., New York	12/13/17	USD	134,000	(10,118)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.27000% Counterparty: Citibank N.A., New York	01/23/18	USD	341,000	(6,525)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.87000% Counterparty: Citibank N.A., New York	08/06/18	GBP	35,000	244
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.15000% Counterparty: Citibank N.A., New York	08/22/18	GBP	35,000	(1,266)

				$3,260

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING SPorts Core Fixed Income Fund	NII	$0.4173

ING SPorts Core Plus Fixed Income Fund	NII	$0.3105

NII - Net investment income

Of the ordinary distributions made during the year ended March 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING SPorts Core Plus Fixed Income Fund	0.07%

For the year ended March 31, 2008, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING SPorts Core Plus Fixed Income Fund	0.07%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING SPorts Core Fixed Income Fund	100.00%

ING SPorts Core Plus Fixed Income Fund	98.67%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trustees are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	July 2007 - Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 - January 2002).	184	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	May 2007 - Present	President, Bechtler Arts Foundation (March 2008 - Present), and Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(3) (September 1989 - November 2005).	184	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	May 2007 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	184	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	August 2007 - Present	Retired partner. PricewaterhouseCoopers.	184	First Marblehead Corporation, (October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	May 2007 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	184	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	May 2007 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	184	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	184	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); Romanian-American Enterprise Fund (February 2004 - Present); and Global Alternative Asset Management, Inc. (October 2007 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/ Trustee	May 2007 - Present	President, Springwell Corporation (March 1989 - Present).	184	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Trustees who are “Interested Persons:”

Robert W. Crispin(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	July 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001- December 2007).	184	ING Life Insurance and Annuity Company (May 2006- Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present);ING Bank, fsb (June 2001 - Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

Shaun P. Mathews(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	May 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (November 2004 - November 2006). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	184	Mark Twain House & Museum(3) (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(5), ING Funds Services, LLC(6), ING Investments, LLC(7) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)

The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(6)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(7)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(2) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	March 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(3) and ING Funds Services, LLC(4) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - November 2006). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	March 2007 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(3) and ING Funds Services, LLC(4) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(3) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(3) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2007 - Present	Executive Vice President, ING Investments, LLC(3) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2007 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(3) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 - Present	Senior Vice President, ING Funds Services, LLC(4) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(4) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(3) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	March 2007 - Present	Senior Vice President, ING Investments, LLC(3) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(3) (January 2001 - October 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	March 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(4) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(4) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC(4) (October 2001 - Present) and ING Investments, LLC(3) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2007 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(6) (July 1995 - Present); and Vice President, ING Investments, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(3) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(3) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products ( May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC(4) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(4) (October 2001 - September 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC(4) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC(4) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(4) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(4) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2007 - Present	Assistant Vice President, ING Funds Services, LLC(4) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(4) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	March 2007 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	March 2007 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(3)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.
(6)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

Investment Adviser

ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UFISPORTS	(0308-052908)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for year ended March 31, 2008.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended March 31, 2008.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,207 in the year ended March 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 29, 2007

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:             January 1, 2008

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,234,040 for year ended March 31, 2008.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios (SPorts) Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 6, 2008